UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2004

Eagle Family Foods Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305-01	13-3983598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eagle Family Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-50305	13-3982757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

735 Taylor Road, Suite 200, Gahanna, Ohio	43230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 501-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2004, Eagle Family Foods, Inc. (“Eagle”) and Eagle Family Foods Holdings, Inc. (“Holdings,” and together with Eagle, the “Company”) entered into a Third Amendment to Financing Agreement (the “Amendment”) by and among Eagle, Holdings, each subsidiary of Holdings listed as a guarantor on the signature pages thereto, the financial institutions from time to time party thereto (the “Lenders”), Fortress Credit Opportunities I LP, as collateral agent for the Lenders and Congress Financial Corporation (Central), as administrative agent for the Lenders. The Financing Agreement was filed as Exhibit 99.1 to the Current Report on Form 8-K filed by Holdings and Eagle on March 25, 2004, the First Amendment to Financing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K filed by Holdings and Eagle on September 22, 2004, and the Second Amendment to Financing Agreement was filed as Exhibit 10.3 to the Current Report on Form 8-K filed by Holdings and Eagle on November 30, 2004.

The Amendment, among other things, (i) increases the Revolving A Credit Commitment to $40,000,000, (ii) consents to the acquisition (the “Milnot Acquisition”) by Eagle of all of the outstanding capital stock of Milnot Company, a Delaware corporation (“Milnot”), pursuant to a Stock Purchase Agreement, as described below, (iii) allows for the issuance by Eagle of the DFA Note and the Milnot Note, as described below, and (iv) amends the financial covenants to include the impact of the inclusion of Milnot in Eagle’s business. The description of the Amendment contained herein is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Upon consummation of the Milnot Acquisition, Eagle, Holdings, Milnot, now a wholly-owned subsidiary of Eagle, and The Bank of New York (the successor entity to IBJ SchroderBank and Trust Company), as trustee, entered into a First Supplemental Indenture, dated December 23, 2004 (the “First Supplemental Indenture”), to the Indenture, dated as of January 23, 1998 (the “Indenture”), between Eagle, Holdings, as guarantor, and IBJ Schroder Bank & Trust Company, as trustee. Pursuant to the terms of the First Supplemental Indenture, Milnot unconditionally agreed to guarantee Eagle’s obligations under the Securities (as defined in the Indenture).

The Indenture was filed as Exhibit 4.2 to the Registration Statement on Form S-4 filed by Holdings and Eagle on April 16, 1998. The First Supplemental Indenture is filed herewith as Exhibit 4.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 23, 2004, the Company entered into, and consummated the transactions contemplated by, a certain Stock Purchase Agreement, (the “Stock Purchase Agreement”), dated as of December 23, 2004, by and among Eagle and Milnot Holding

Corporation (“MHC”). Pursuant to the Stock Purchase Agreement, Eagle purchased all of the outstanding capital stock of Milnot from MHC, and paid an aggregate purchase price of $17 million, subject to adjustment pursuant to the Stock Purchase Agreement. The form of payment included (i) cash in the amount of $15,000,000 and (ii) a Subordinated Promissory Note in the aggregate principal amount of $2,000,000 (“Milnot Note”) between Eagle and MHC. A portion of the purchase price was financed with the proceeds of the DFA Note, as described below in Item 2.03.

The Stock Purchase Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference, and the Milnot Note is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On December 21, 2004, Eagle issued an unsecured Subordinated Promissory Note in favor of Dairy Farmers of America, Inc. (“DFA”) for the aggregate principal amount of $12,000,000 (the “DFA Note”, and together with the Milnot Note, the “Notes”) and on December 23, 2004, Eagle issued the Milnot Note, each in connection with the Milnot Acquisition described above. Each of the Notes bears interest at 90-Day LIBOR plus two percent (2%) per annum and matures on the earlier of (i) November 1, 2007 or (ii) a Sale or Recapitalization of Eagle (as defined in the Notes). Interest on the DFA Note is payable quarterly and interest on the Milnot Note compounds and is payable at maturity. Each of the Notes accelerates upon an Event of Default which shall be deemed to occur if (i) Eagle fails to pay when due and payable (whether at maturity or otherwise) the principal payment on the DFA Note or the Milnot Note, as applicable, together with accrued and unpaid interest thereof, within five (5) business days after the due date thereof; (ii) Eagle breaches any term of the DFA Note or the Milnot Note, as the case may be, and fails to remedy the same within thirty (30) days following receipt of notice of such breach from DFA or MHC, as applicable; (iii) an Insolvency Event (as defined in the Notes) occurs; or (iv) the Superior Debt (as defined in the Notes) has become due and payable in full by acceleration prior to maturity.

Each of the DFA Note and the Milnot Note rank on parity with Eagle’s 8 ¾% Senior Subordinated Notes due 2008. The description of the Notes contained herein is qualified in its entirety by reference to the Notes.

DFA owns an interest of approximately 44% of the voting equity of Holdings and Gerald L. Bos, Chief Financial Officer and Corporate Vice President / Finance of DFA, is a member of each of Eagle’s and Holding’s Board of Directors. The DFA Note is filed herewith as Exhibit 10.4 and incorporated herein by reference.

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Item 8.01. Other Events.

A copy of the press release issued by Eagle on December 23, 2004 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements if required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date of this filing.

(b)	Pro forma financial information.

The pro forma financial statements if required by this item will be filed by an amendment to this Current Report on Form 8-K as soon as practicable, but not later than 71 days after the date of this filing.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit	Description
4.1	First Supplemental Indenture, dated as of December 23, 2004, among Eagle Family Foods, Inc., Eagle Family Foods Holdings, Inc., Milnot Company and The Bank of New York, as trustee.

10.1	Third Amendment to Financing Agreement, dated as of December 23, 2004, by and among Eagle Family Foods Holdings, Inc. (“Holdings”), Eagle Family Foods, Inc., each subsidiary of Holdings listed as a guarantor on the signature pages thereto, the financial institutions from time to time party thereto (the “Lenders”), Fortress Credit Opportunities I LP, as collateral agent for the Lenders and Congress Financial Corporation (Central), as administrative agent for the Lenders.

10.2	Stock Purchase Agreement, dated as of December 23, 2004 by and among Eagle Family Foods Holdings, Inc. and Milnot Holding Corporation.

10.3	Subordinated Promissory Note, dated December 23, 2004 by and among Eagle Family Foods, Inc. and Milnot Holding Corporation.

10.4	Subordinated Promissory Note, dated December 21, 2004 by and among Eagle Family Foods, Inc. and Dairy Farmers of America, Inc.

99.1	Press Release of Eagle Family Foods, Inc., dated December 23, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EAGLE FAMILY FOODS HOLDINGS, INC.
EAGLE FAMILY FOODS, INC.

Date: December 28, 2004	By:	/s/ Craig A. Steinke
	Name:	Craig A. Steinke
	Title:	President and Chief Executive
Officer and Chief Financial Officer

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